UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)

(800) 439-3207

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 7, 2025, Confluent, Inc., a Delaware corporation (“Confluent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with International Business Machines Corporation, a New York corporation (“IBM”), and Corvo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of IBM (“Sub”), providing for the merger of Sub with and into Confluent (the “Merger”), with Confluent continuing as the surviving corporation of the Merger and as a wholly owned subsidiary of IBM.

The completion of the Merger is conditioned upon expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) relating to the consummation of the Merger. The applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern Time, on January 12, 2026.

The completion of the Merger remains subject to other customary closing conditions, including the receipt of approvals or authorizations under certain antitrust and foreign investment laws in other specified jurisdictions and the required approvals from the Confluent stockholders.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Confluent, Inc. (the “Company”) by IBM pursuant to the Merger Agreement. The Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on December 23, 2025, and a definitive proxy statement (the “Proxy Statement”) with the SEC on January 9, 2026 with respect to a special meeting of stockholders to be held on February 12, 2026 in connection with the proposed acquisition. The Proxy Statement and a proxy card have been delivered to stockholders of the Company entitled to vote at the special meeting. This Current Report on Form 8-K is not a substitute for the Proxy Statement, which contains important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC RELATING TO THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and stockholders of the Company may obtain a free copy of the Proxy Statement, as well as other relevant filings containing information about the Company and the proposed acquisition, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (https://www.sec.gov) or from the Company by going to the Company’s Investor Relations Page on its website (https://www.confluent.io).

Participants in the Solicitation

The Company and its directors, and certain of its executive officers, consisting of Lara Caimi, Jonathan Chadwick, Alyssa Henry, Matthew Miller, Neha Narkhede, Greg Schott, Eric Vishria, Michelangelo Volpi, who are the non-employee members of the Board of Directors of the Company (the “Board”), and Jay Kreps, Chief Executive Officer and Chairman of the Board, Rohan Sivaram, Chief Financial Officer, and Ryan Mac Ban, Chief Revenue Officer, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed acquisition. Information regarding the Company’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Interests of Confluent’s Directors and Executive Officers in the Merger,” and “Security Ownership of Certain Beneficial Owners and Management” contained in the Proxy Statement, which was filed with the SEC on January 9, 2026 and subsequent statements of beneficial ownership on file with the SEC. Investors and stockholders of the Company may obtain a free copy of the Proxy Statement, as well as other relevant filings containing information about the Company and the proposed acquisition, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (https://www.sec.gov) or from the Company by going to the Company’s Investor Relations Page on its website (https://www.confluent.io).

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed “forward-looking statements”, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the Company’s proposed transaction with IBM. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://www.confluent.io) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFLUENT, INC.

	By:	/s/ Edward Jay Kreps
Dated: January 13, 2026		Edward Jay Kreps
Chief Executive Officer

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